UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2026 (August 3, 2026)

KUSTOM ENTERTAINMENT, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-33899	20-0064269
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6366 College Blvd., Overland Park, KS 66211

(Address of Principal Executive Offices) (Zip Code)

(913) 814-7774

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.001 par value per share	KUST	The Nasdaq Capital Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

Acquisition

As previously disclosed, on June 24, 2026, Kustom Entertainment, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Agreement”) with Cycurion, Inc., a Delaware corporation (“Buyer”, together with the Company, the “Parties”), as amended by Amendment No. 1 and Forbearance / Extension Agreement dated July 23, 2026 (the “Amendment”, and together with the “Acquisition Agreement”). The transaction closed on August 3, 2026. Pursuant to the Acquisition Agreement, the Company sold to Buyer all assets of the Company relating to the video-solutions division, including the development, sale, licensing, support and servicing of video hardware, camera products, platforms, software and software solutions (the “Business”). The Company delivered to Buyer all of the Company’s right, title and interest in all assets, claims, rights and interests used primarily in or held for the use of the Business (the “Acquired Assets”). In consideration for the sale, assignment and delivery of the Acquired Assets and in consideration of the other agreements contained in Acquisition Agreement, Buyer will pay to the Company an aggregate consideration consisting of: (i) a cash payment of One Million Two Hundred Fifty Thousand Dollars ($1,250,000.00), (ii) a Secured Promissory Note in the original principal amount of Four Million Two Hundred Fifty Thousand Dollars ($4,250,000), (iii) contingent cash consideration of up to One Million Dollars ($1,000,000) payable solely upon satisfaction of the applicable earnout conditions set forth herein and in the Earnout Agreement (as defined in the Acquisition Agreement), and (iv) shares of Buyer’s Series H Convertible Preferred Stock having an aggregate stated value of Six Hundred Thousand Dollars ($600,000), issued pursuant to the Amendment in replacement of the warrants originally contemplated by the Agreement, which were cancelled.

In connection with the Acquisition Agreement, the Parties entered into a secured promissory note (the “Note”), pursuant to which the Buyer issued to the Company a Note in the original principal amount of $4,250,000 in partial consideration for the acquisition. The Note is secured in accordance with the terms of the Security Agreement described below.

The Parties entered into a security agreement, dated August 3, 2026 (the “Security Agreement”) pursuant to which the Company was granted a security interest in the Acquired Assets of the Company as security for the obligations under the Note.

The Parties also entered into a registration rights agreement, dated August 3, 2026 (the “Registration Rights Agreement”), pursuant to which Seller agreed to register for resale the shares of common stock issuable upon conversion of the Series H Preferred Stock (the “Series H Preferred Stock”), subject to the terms thereof. Seller agreed to file and maintain an effective registration statement covering such shares in accordance with the requirements set forth in the Registration Rights Agreement.

The Parties also entered into an earnout and clawback agreement, dated August 3, 2026 (the “Earnout and Clawback Agreement), which establishes the Company’s right to receive contingent earnout payments of up to $1,000,000 based upon the future performance of the Business and providing for certain clawback provisions and adjustment mechanisms.

The Parties also entered into a leak-out agreement, dated August 3, 2026, (the “Leak-Out Agreement”), which governs the disposition of shares of common stock issued upon conversion of the Series H Preferred Stock or payment of dividends thereon. The Leak-Out Agreement generally limits sales by the Company and its affiliates during the applicable leak-out period based on a percentage of daily trading volume.

The foregoing description of the Note, the Security Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts of the Note, the Security Agreement and the Registration Rights Agreement, the forms of which are filed as Exhibits 10.1, 10.2, and 10.3, to this Current Report on Form 8-K and is incorporated herein by reference.

Common Stock Purchase Agreement Amendment

On August 3, 2026, the Company entered into the Second Amendment to Common Stock Purchase Agreement (the “Amendment”), dated as of September 15, 2025, as amended (the “Purchase Agreement”), with a certain investor (the “Investor”), pursuant to which the definition of ELOC Purchase Maximum Amount was amended to mean a number of shares equal to the Beneficial Ownership Limitation (as defined in the Purchase Agreement); provided however, if the Investor sells shares of Common Stock during the ELOC Purchase Valuation Period, then the Company may direct the Investor to purchase additional shares of Common Stock subject to the Beneficial Ownership Limitation.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, the form of which is filed as Exhibits 10.4, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On August 3, 2026, the Company completed the disposition of substantially all of the Acquired Assets pursuant to the Acquisition Agreement described in Item 1.01 above, which description is incorporated herein by reference.

Accordingly, pro forma financial information required by Item 9.01 of Form 8-K with respect to the disposition is included as Exhibit 99.1, to this Current Report on Form 8-K.

Item 8.01 Other Events

On August 3, 2026, the Company issued a press release announcing the completion of the transaction, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet of the Company as of March 31, 2026, and the unaudited pro forma condensed consolidated statements of operations for the three months ended March 30, 2026 and for the year ended December 31, 2025, are attached hereto as Exhibit 99.2 and incorporated herein by reference. These unaudited pro forma financial statements give effect to the sale to Cycurion on the basis, and subject to the assumptions, set forth in accordance with Article 11 of Regulation S-X.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

Exhibit No.	Description
10.1	Secured Promissory Note, dated August 3, 2026.
10.2	Security Agreement, dated August 3, 2026, by and between Kustom Entertainment, Inc. and Cycurion, Inc.
10.3	Registration Rights Agreement, dated August 3, 2026, by and between Kustom Entertainment, Inc. and Cycurion, Inc.
10.4	Form of Second Amendment to Common Stock Purchase Agreement between Kustom Entertainment, Inc. and a certain Purchaser, dated August 3, 2026.
99.1	Press Release dated August 4, 2026.
99.2	Unaudited Pro Forma Financial Information of Kustom Entertainment, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2026

Kustom Entertainment, Inc.

By:	/s/ Stanton E. Ross
Name:	Stanton E. Ross
Title:	Chairman, President and Chief Executive Officer